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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      October 20,  1999
                                                      --------------------------

                              SOFTWARE.COM, INC.
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            (Exact name of registrant as specified in its charter)


 Delaware                     000-26379                      77-0392373
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(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)              Identification Number)
incorporation)

         525 ANACAPA STREET, SANTA BARBARA, CALIFORNIA                  93101
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            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (805) 882-2470
                                                     ---------------------------

                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On October 20, 1999 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization dated as of October 20, 1999 (the "Reorganization Agreement") among Software.com, Inc., a Delaware corporation ("Software.com"), Software.com Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Software.com ("Merger Sub"), Telarc, Inc., a New York corporation ("TelArc"), and Thomas Gleason, the sole shareholder of Telarc, Software.com acquired Telarc by means of a merger (the "Merger") of Telarc with and into Merger Sub, with Merger Sub remaining as the surviving corporation in the Merger. As a result of the Merger, Telarc became a wholly-owned subsidiary of Software.com. Merger Sub was formed solely for the purpose of effecting the Merger. Software.com is a leading developer of carrier-scale Internet infrastructure applications for service providers worldwide. TelArc is a developer of wireless and telephony Internet infrastructure applications.

     Pursuant to the Reorganization Agreement, an aggregate of 211,918 shares of Software.com Common Stock were issued, $1,500,000 in cash was paid and an aggregate of $3,500,000 in cash will be paid in equal installments of $350,000 on the last business day of each of the ten consecutive fiscal quarters beginning with the quarter ending March 31, 2000, in exchange for all of the issued and outstanding common stock of Telarc. The actual number of shares issued in connection with the transaction is subject to downward adjustment to the extent that claims are made against an escrow fund created at the time of the transaction.

     The consideration paid by Software.com for the outstanding capital stock of Telarc pursuant to the Reorganization Agreement was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of Telarc.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

     (a)  Financial Statements of Telarc
          ------------------------------

          The Financial Information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (b) Pro Forma Financial Information.
         -------------------------------

          The Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (c)  Exhibits
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            2.1  Agreement and Plan of Reorganization dated as of October 20,
                 1999.

            2.2  Certificate of Merger dated October 20, 1999, filed with the
                 Secretary of State of   Delaware on October 20, 1999.

            2.3 Certificate of Merger dated October 20, 1999, filed with the Secretary of State of New York on October 20, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    October 29, 1999               SOFTWARE.COM, INC.


                                         /s/ John S. Ingalls
                                      ------------------------------------------
                                      John S. Ingalls
                                      Senior Vice President, Chief Financial
                                      Officer

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                               INDEX TO EXHIBITS
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    Exhibit
    Number            Description of Document
    ------            -----------------------

       2.1  Agreement and Plan of Reorganization dated as of October 20, 1999.

       2.2 Certificate of Merger dated October 20, 1999, filed with the Secretary of State of Delaware on October 20, 1999.

       2.3 Certificate of Merger dated October 20, 1999, filed with the Secretary of State of New York on October 20, 1999.

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